UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                              ____________

                                FORM 8-K

                             CURRENT REPORT
                     Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934



                            January 29, 2004
______________________________________________________________________________
            Date of report (Date of earliest event reported)


                           PFS Bancorp, Inc.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)


         Indiana                      000-33233                 35-2142534
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)          (IRS Employer
of incorporation)                                          Identification No.)



Second and Bridgeway Streets, Aurora, Indiana                      47001
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)


                              (812) 926-0631
______________________________________________________________________________
           (Registrant's telephone number, including area code)


                              Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)

Item  7.  Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:


            Exhibit Number    Description
            --------------    -----------

            99.1 Press Release announcing fourth quarter and year-end results.


Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

     On January 29, 2004, PFS Bancorp, Inc. (the "Company") issued a press release announcing its results of operations for the quarter and year ended December 31, 2003.

     The Company's press release dated January 29, 2004, is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.
























                                    2


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PFS BANCORP, INC.



  Date: January 29, 2004      By:  /s/ Stuart M. Suggs
                                   --------------------------------
                                   Stuart M. Suggs
                                   Chief Financial Officer






























                                    3

                              EXHIBIT INDEX




Exhibit Number              Description
--------------              -----------

99.1                        Press Release dated January 29, 2004